 NO OF PAGES:               7 (Including Cover)

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                                         URGENT: PLEASE SIGN AND FAX THIS
                                         CONFIRMATION TO (001) 8888033606
----------------------------------------------------------------------------------------------------------------

 ATTN:                      U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of
                            RASC Series 2007-KS2 Supplemental Interest Trust, Home Equity
                            Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS2

                            Tim Jacobson
                            Fax:  952-921-9087

                            RASC Series 2007-KS2
                            EP- MN - WS3D
                            60 Livingston Avenue
                            St. Paul, MN 55107
                            Tel.  651-495-3880
                            Fax:  651-495-8090

 FROM:                      Carmine Pilla
                            JPMorgan Chase Bank, N.A.

 RE:                        Interest Rate Swap Confirmation

 YOUR REF:                   109079001
 OUR REF:                   6900032933837 / 0002933837

 DATE SENT:                 22 February 2007

                                          INTEREST RATE SWAP TRANSACTION

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                                             JPMORGAN CHASE BANK, N.A.
                                                   ("JPMorgan")

                                                        and

 U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, Home Equity Mortgage Asset-Backed
                                    Pass-Through Certificates, Series 2007-KS2
                                                (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions  contained in the 2000 ISDA  Definitions  (the  "Definitions"), as  published by the
International  Swaps and Derivatives  Association,  Inc. are incorporated into this  Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

 This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of February
 23,2007, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK,
 N.A. ("JPMorgan") and U.S. Bank National Association, not in its individual capacity but solely as Supplemental
 Interest Trust Trustee for the benefit of RASC Series 2007-KS2 Supplemental Interest Trust, Home Equity Mortgage
 Asset-Backed Pass-Through Certificates, Series 2007-KS2 (the "Counterparty"). All provisions contained in the
 Agreement govern this Confirmation except as expressly modified below.

 The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

 A. TRANSACTION DETAILS

 JPMorgan Deal Number(s):                            6900032933837 / 0002933837

 Notional Amount:                                     Per attached schedule in Exhibit A

 Trade Date:                                         16 February 2007

 Effective Date:                                     23 February 2007

 Termination Date:                                   25 February  2011  subject to  adjustment  in  accordance
                                                     with the Following Business Day Convention

 FIXED AMOUNTS:

 Fixed Rate Payer:                                   Counterparty

 Fixed Rate Payer Period End Dates:                  The 25th of each month in each year commencing with 25
                                                     March 2007 to and including the Termination Date,
                                                     subject to adjustment in accordance with the Following
                                                     Business Day Convention

 Fixed Rate Payer Payment Dates:                     The Fixed Rate Payer Period End Date.

 Fixed Rate:                                         5.20 percent

 Fixed Rate Day Count Fraction:                      30/360

 Business Days:                                      New York

 FLOATING AMOUNTS:

 Floating Rate Payer:                                JPMorgan

Floating Rate Payer Period End Dates:               The 25th of each month in each year commencing with 25 March
                                                    2007 to and including the Termination Date, subject to
                                                    adjustment in accordance with the Following Business Day
                                                    Convention

 Floating Rate for initial Calculation
 Period:                                             5.32 percent

 Floating Rate Payer Payment Dates:                  Two (2) Business days preceding each Floating Rate Payer
                                                     Period End Date.

Floating Rate Option:                                USD-LIBOR-BBA

 Designated Maturity:                                1 Month

 Spread:                                             None

 Floating Rate Day Count Fraction:                   Actual/360

 Reset Dates:                                        The first day of each Calculation Period.

 Compounding:                                        Inapplicable

 Business Days:                                      New York

 Calculation Agent:                                  JPMorgan, unless otherwise stated in the Agreement.

 B. ACCOUNT DETAILS
 Payments to JPMorgan in USD:                        JPMORGAN CHASE BANK NA
                                                     JPMORGAN CHASE BANK NA
                                                     BIC: CHASUS33XXX
                                                     ABA:  021000021
                                                     AC No: 099997979
                                                     Ref:  #6900032933837 / 0002933837 RASC 2007-KS2

 Payments to Counterparty in USD:                    U.S. Bank National Association
                                                     ABA Number: 091000022
                                                     Account Number: 1731-0332-2058
                                                     Reference: RASC 2007-KS2
                                                     OBI: Attention: John Thomas
                                                     Ref: Acct No: 109079001

 C. OFFICES

 JPMorgan:                                           NEW YORK

 Counterparty:                                       ST. PAUL

 D. RELATIONSHIP BETWEEN PARTIES

Each party represents to the other party:

(a) Non-Reliance. It  is acting for its own account,  and it has made its own  independent  decisions to enter into that  Transaction  and as to whether that  Transaction  is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication  (written or oral) of the other party as  investment  advice or as a  recommendation  to enter into that  Transaction;  it being understood that  information  and  explanations  related to the terms and conditions of a Transaction  shall not be considered  investment  advice or a recommendation  to enter into that  Transaction.  No communication  (written or oral)  received from the other party shall be deemed to be an assurance or guarantee as to the expected  results of that Transaction.

(b) Assessment  and  Understanding. It  is capable of assessing the merits of and  understanding (on its own behalf or through independent  professional advice), and understands and accepts, the terms,  conditions and risks of that
Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status  of  Parties. The  other party is not acting as a  fiduciary  for or an adviser to it in respect of that
Transaction.

 E. TRUSTEE CAPACITY

 It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the
 Trustee (i) this Confirmation is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RASC Series 2007-KS2 Supplemental
 Interest Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS2 under the Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among Residential
 Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and U.S. Bank
 National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall
 U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this
Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this
Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6900032933837 / 0002933837

 JPMorgan Chase Bank, N.A.

 [GRAPHIC OMITTED][GRAPHIC OMITTED]STARTSIGNATURE:U284298

-------------------------------------------------------------------

 Name:         Carmine Pilla
              -----------------------------------------------------

 Title:        Vice President
              -----------------------------------------------------

 Accepted and confirmed as of the date first
 written:

 U.S. Bank National Association, not in its
 individual capacity but solely as Supplemental
 Interest Trust Trustee for the benefit of RASC
 Series 2007-KS2 Supplemental Interest Trust, Home
 Equity Mortgage Asset-Backed Pass-Through
 Certificates, Series 2007-KS2

-------------------------------------------------------------------

 Name:
              -----------------------------------------------------

 Title:
              -----------------------------------------------------

 Your reference number:          109079001
                                -----------------------------------

                                                     EXHIBIT A

    PERIOD START          PERIOD END              NOTIONAL
           2/23/2007            3/25/2007      951,000,000.00
           3/25/2007            4/25/2007      939,044,000.00
           4/25/2007            5/25/2007      923,672,000.00
           5/25/2007            6/25/2007      904,888,000.00
           6/25/2007            7/25/2007      882,731,000.00
           7/25/2007            8/25/2007      857,269,000.00
           8/25/2007            9/25/2007      839,612,000.00
           9/25/2007           10/25/2007      807,978,000.00
          10/25/2007           11/25/2007      773,722,000.00
          11/25/2007           12/25/2007      737,705,000.00
          12/25/2007            1/25/2008      702,437,000.00
           1/25/2008            2/25/2008      668,790,000.00
           2/25/2008            3/25/2008      636,697,000.00
           3/25/2008            4/25/2008      606,084,000.00
           4/25/2008            5/25/2008      576,884,000.00
           5/25/2008            6/25/2008      549,028,000.00
           6/25/2008            7/25/2008      522,456,000.00
           7/25/2008            8/25/2008      497,106,000.00
           8/25/2008            9/25/2008      472,896,000.00
           9/25/2008           10/25/2008      449,314,000.00
          10/25/2008           11/25/2008      411,477,000.00
          11/25/2008           12/25/2008      197,776,000.00
          12/25/2008            1/25/2009      134,727,000.00
           1/25/2009            2/25/2009      124,321,000.00
           2/25/2009            3/25/2009      115,447,000.00
           3/25/2009            4/25/2009      107,990,000.00
           4/25/2009            5/25/2009      101,944,000.00
           5/25/2009            6/25/2009       96,165,000.00
           6/25/2009            7/25/2009       90,641,000.00
           7/25/2009            8/25/2009       85,359,000.00
           8/25/2009            9/25/2009       92,409,000.00
           9/25/2009           10/25/2009       96,982,000.00
          10/25/2009           11/25/2009       93,022,000.00
          11/25/2009           12/25/2009       81,441,000.00
          12/25/2009            1/25/2010       67,510,000.00
           1/25/2010            2/25/2010       65,287,000.00
           2/25/2010            3/25/2010       63,132,000.00
           3/25/2010            4/25/2010       61,044,000.00
           4/25/2010            5/25/2010       59,021,000.00
           5/25/2010            6/25/2010       57,061,000.00
           6/25/2010            7/25/2010       55,162,000.00
           7/25/2010            8/25/2010       53,323,000.00
           8/25/2010            9/25/2010       51,543,000.00
           9/25/2010           10/25/2010       49,818,000.00
          10/25/2010           11/25/2010       48,148,000.00
          11/25/2010           12/25/2010       46,532,000.00
          12/25/2010            1/25/2011       44,967,000.00
           1/25/2011            2/25/2011       43,452,000.00

CLIENT SERVICE GROUP
 ALL QUERIES REGARDING CONFIRMATIONS SHOULD BE SENT TO:

 JPMORGAN CHASE BANK, N.A.

 CONTACTS
 JPMORGAN CONTACT               TELEPHONE NUMBER

 CLIENT SERVICE GROUP           (001) 3026344960

 GROUP E-MAIL ADDRESS:
 FACSIMILE:                     (001) 8888033606
 TELEX:
 CABLE:

 PLEASE QUOTE THE JPMORGAN DEAL NUMBER(S):  6900032933837 / 0002933837